PROVIDENT INVESTMENT COUNSEL
                                TECHNOLOGY FUND A
                         SERIES OF PIC INVESTMENT TRUST

                       SUPPLEMENT DATED DECEMBER 29, 2000
                     TO PROSPECTUS DATED SEPTEMBER 29, 2000



The Board of Trustees of PIC Technology Portfolio has approved deletion of the Portfolio's current fundamental investment restriction limiting short sales of securities to 5% of the Portfolio's net assets, subject to approval of such change by the shareholders of the Portfolio. The Board has approved an operating restriction (which can be changed by the Board without shareholder approval) limiting short sales of securities to 15% of the Portfolio's net assets, effective when the proposed change in the fundamental policy is approved by the shareholders. The Board of Trustees of the Trust has approved similar changes with respect to the Fund, and has called a special shareholder meeting for January 18, 2001 to approve the fundamental policy change.

Although PIC does not intend that short sales of securities will be a consistent investment strategy, it believes that this greater short sale flexibility is desirable in view of the volatile markets in the technology sector. In a short sale, the Portfolio sells stocks which it does not own, making delivery with securities borrowed from a broker. The Portfolio must replace the borrowed security by purchasing it at the market price at the time of replacement (which can range from one day to more than a year). Until the security is replaced, the Portfolio pays the broker a negotiated portion of any dividends or interest which accrue during the period of the loan, and segregates assets sufficient to cover the repurchase price.

The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date the borrowed security is replaced. The Portfolio will realize a gain if the security declines in price during the period. Any such gain will be decreased, and any such loss will be increased, by the dividends or interest the Portfolio is required to pay the broker in connection with the short sale. Under adverse market conditions, the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the necessary capital at a time when fundamental investment considerations would not favor such sales.
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                          PROVIDENT INVESTMENT COUNSEL
                                TECHNOLOGY FUND A
                         SERIES OF PIC INVESTMENT TRUST

                       SUPPLEMENT DATED DECEMBER 29, 2000
                     TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 29, 2000



The Board of Trustees of PIC Technology Portfolio has approved deletion of the Portfolio's current fundamental investment restriction limiting short sales of securities to 5% of the Portfolio's net assets, subject to approval of such change by the shareholders of the Portfolio. The Board has approved an operating restriction (which can be changed by the Board without shareholder approval) limiting short sales of securities to 15% of the Portfolio's net assets, effective when the proposed change in the fundamental policy is approved by the shareholders. The Board of Trustees of the Trust has approved similar changes with respect to the Fund, and has called a special shareholder meeting for January 18, 2001 to approve the fundamental policy change. Although PIC does not intend that short sales of securities will be a consistent investment strategy, it believes that this greater short sale flexibility is desirable in view of the volatile markets in the technology sector.